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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)    DECEMBER 12, 1996
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                         NORTHERN STATES POWER COMPANY
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              (Exact name of registrant as specified in its charter)

                                   WISCONSIN
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                   (State or other jurisdiction of incorporation)

              10-3140                                    39-0508315
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  (Commission File Number)                   (IRS Employee Identification No.)

   100 NORTH BARSTOW, EAU CLAIRE, WI                         54703
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(Address of principal executive offices)                   (Zip Code)


     Registrant's telephone number, including area code  715-839-2621
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         (Former name of former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         On December 12, 1996, Northern States Power Company, a Wisconsin corporation (the "Company") entered into an Underwriting Agreement and filed with the Securities and Exchange Commission a prospectus supplement and final prospectus relating to $65,000,000 in aggregate principal amount of the Company's First Mortgage Bonds, Series due December 1, 2026.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Exhibits

 1.01 Underwriting Agreement, dated December 12, 1996, between Northern States Power Company and Bear Stearns and Company, Inc. relating to $65,000,000 First Mortgage Bonds, Series due December 1, 2026.

 4.01 Supplement Trust Indenture dated December 1, 1996 from Northern States Power Company to Firstar Trust Company as Trustee, creating First Mortgage Bonds, Series due December 1, 2026.

12.01    Computation of ratio of earnings to fixed charges.

12.02 Computation of ratio of earnings to fixed charges/Unaudited proforma-Wisconsin Energy Company.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Northern States Power Company
                                       (a Wisconsin Corporation)

                                       By  /s/  DAVID E. RIPKA
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                                           David E. Ripka
                                           Controller

Dated: DECEMBER 16, 1996